                                                                      Exhibit 24
                                                                      ----------
                               POWER OF ATTORNEY


     I hereby constitute and appoint Thomas J. Roeck, Jr., Julius P. Gwin and Mary E. Raines, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1994, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of August, 1994.


                                           /s/Edwin L. Artzt
                                           --------------------------------
                                           Edwin L. Artzt
                                           Director
                                           Delta Air Lines, Inc.

                               POWER OF ATTORNEY


     I hereby constitute and appoint Thomas J. Roeck, Jr., Julius P. Gwin and Mary E. Raines, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1994, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of August, 1994.


                                           /s/Henry A. Biedenharn, III
                                           --------------------------------
                                           Henry A. Biedenharn, III
                                           Director
                                           Delta Air Lines, Inc.

                               POWER OF ATTORNEY


     I hereby constitute and appoint Thomas J. Roeck, Jr., Julius P. Gwin and Mary E. Raines, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1994, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of August, 1994.


                                           /s/James L. Broadhead
                                           --------------------------------
                                           James L. Broadhead
                                           Director
                                           Delta Air Lines, Inc.

                               POWER OF ATTORNEY


     I hereby constitute and appoint Thomas J. Roeck, Jr., Julius P. Gwin and Mary E. Raines, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1994, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of August, 1994.


                                           /s/Edward H. Budd
                                           --------------------------------
                                           Edward H. Budd
                                           Director
                                           Delta Air Lines, Inc.

                               POWER OF ATTORNEY


     I hereby constitute and appoint Thomas J. Roeck, Jr., Julius P. Gwin and Mary E. Raines, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1994, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of August, 1994.


                                           /s/George D. Busbee
                                           --------------------------------
                                           George D. Busbee
                                           Director
                                           Delta Air Lines, Inc.

                               POWER OF ATTORNEY


     I hereby constitute and appoint Thomas J. Roeck, Jr., Julius P. Gwin and Mary E. Raines, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1994, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of August, 1994.


                                           /s/R. Eugene Cartledge
                                           --------------------------------
                                           R. Eugene Cartledge
                                           Director
                                           Delta Air Lines, Inc.

                               POWER OF ATTORNEY


     I hereby constitute and appoint Thomas J. Roeck, Jr., Julius P. Gwin and Mary E. Raines, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1994, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of August, 1994.


                                           /s/Mary Johnston Evans
                                           --------------------------------
                                           Mary Johnston Evans
                                           Director
                                           Delta Air Lines, Inc.

                               POWER OF ATTORNEY


     I hereby constitute and appoint Thomas J. Roeck, Jr., Julius P. Gwin and Mary E. Raines, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1994, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of August, 1994.


                                           /s/David C. Garrett, Jr.
                                           --------------------------------
                                           David C. Garrett, Jr.
                                           Director
                                           Delta Air Lines, Inc.

                               POWER OF ATTORNEY


     I hereby constitute and appoint Thomas J. Roeck, Jr., Julius P. Gwin and Mary E. Raines, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1994, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of August, 1994.


                                           /s/Gerald Grinstein
                                           --------------------------------
                                           Gerald Grinstein
                                           Director
                                           Delta Air Lines, Inc.

                               POWER OF ATTORNEY


     I hereby constitute and appoint Thomas J. Roeck, Jr., Julius P. Gwin and Mary E. Raines, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1994, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of August, 1994.


                                           /s/Jesse Hill, Jr.
                                           --------------------------------
                                           Jesse Hill, Jr.
                                           Director
                                           Delta Air Lines, Inc.

                               POWER OF ATTORNEY


     I hereby constitute and appoint Thomas J. Roeck, Jr., Julius P. Gwin and Mary E. Raines, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1994, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of August, 1994.


                                           /s/Andrew Young
                                           --------------------------------
                                           Andrew Young
                                           Director
                                           Delta Air Lines, Inc.